Exhibit 10.39

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                        ASTERISKS DENOTE SUCH OMISSION









           AMENDMENT 1 TO THE PATENT AND KNOW HOW LICENSE AGREMENT


This Amendment Number 1 to the Patent and Know How Agreement (the "Amendment") is entered into the 24th day of May, 2002 among Nortec Development Associates Inc. and Par Pharmaceutical, Inc.

Pursuant to the terms of the agreement, Nortec and Par agreed to develop, supply, and distribute ********** ** (******** **(R)).

Whereby, Nortec and Par wish to amend Section 1.5 of the agreement "Net Sales" to include the following deductions: charge-back rebates and state or federal Medicare or Medicaid rebates.


AGREED TO AND ACCEPTED:

 /s/ Oliver W. Mueller
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NORTEC DEVELOPMENT ASSOCIATES, INC.

               05/31/02
DATE:
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AGREED TO AND ACCEPTED:

 /s/ Paul Campanelli
-------------------------------------

PAR PHARMACEUTICAL, INC.

               05/29/02
DATE:
      -------------------------------